INCOME TAXES	12 Months Ended
Mar. 31, 2020
INCOME TAXES
NOTE 9 - INCOME TAXES

At March 31, 2020 and 2019, the Company had federal net operating loss carry forwards of approximately $11,293,780 and $8,395,599, respectively.

Components of net deferred tax assets, including a valuation allowance, are as follows at March 31, 2020 and 2019:

	March 31, 2020	March 31, 2019
Deferred tax assets:
Net operating loss	$2,371,694	$1,763,076
Less: Valuation allowance	(2,371,694)	(1,763,076)
Net deferred tax assets	$--	$--

In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company’s policy is to recognize stock based compensation and interest accrued related to unrecognized tax benefits in expenses and penalties in operating expenses The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of March 31, 2020.

Based on the recent change in corporation tax rates the Company calculated the deferred tax asset for the years ended March 31, 2020 and 2019 at 21%.

The parent Company due to its loses has not filed US Corporate tax returns and is subject to examination back to March 31, 2015.